                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  OCTOBER 13 , 2004
                                                        ------------------------

                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


 1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                    92619
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 432 1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.



On October 13, 2004 the Company received a letter from The Nasdaq Stock Market Listing Qualifications Department indicating that the Company has evidenced compliance for continued quotation on The Over-The-Counter Bulletin Board, the Company's oral hearing scheduled for October 14, 2004 has been rendered moot, the hearing file will be closed and effective October 15, 2004 the Company's trading symbol will be changed from IPLYE to IPLY.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTERPLAY ENTERTAINMENT   CORPORATION



Dated:  October 14, 2004                By:     /s/Herve Caen
                                           -------------------------------------
                                            Herve Caen
                                            Chief Executive Officer and Interim
                                            Chief Financial Officer



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